UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Item 1.01.	Entry into a Material Definitive Agreement.

On February 24, 2010, Briggs & Stratton Corporation (the “Company”) entered into a Stipulation of Settlement that, if given court approval, will resolve over 65 class-action lawsuits that have been filed against Briggs & Stratton and other engine and lawnmower manufacturers alleging, among other things, misleading power labeling on its lawnmower engines.

In addition to the Company, the Stipulation of Settlement was entered into by (i) Sears, Roebuck and Co., Sears Holdings Corporation, and Kmart Holdings Corporation ; (ii) Deere & Company; (iii) Tecumseh Products Company; (iv) The Toro Company; and (v) Electrolux Home Products, Inc., and Husqvarna Outdoor Products, Inc. (now known as Husqvarna Consumer Outdoor Products, N.A., Inc.) (collectively “Settling Defendants”).

As part of the Stipulation of Settlement, the Settling Defendants have agreed to establish a class wide cash settlement fund totaling $51 million, as well as certain injunctive relief concerning the power labeling of engines for the next ten years. In addition, Briggs & Stratton will offer a one year extension of its current warranty for all class members filing a claim.

Briggs & Stratton is required to fund its portion of the cash settlement in conjunction with specified approval dates that are projected to occur between the execution of the Stipulation of Settlement and June 2011. The Company expects to recognize a pretax expense of approximately $31 million ($19 million after tax) in the third quarter of fiscal 2010 to reflect the impact of the settlement.

The description of the Stipulation of Settlement set forth above is not complete and is qualified in its entirety by reference to the Stipulation of Settlement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the entry into the Stipulation of Settlement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stipulation of Settlement, dated as of February 24, 2010

99.1	Press Release, dated February 26, 2010

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: March 2, 2010	By:	/S/ JAMES E. BRENN
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stipulation of Settlement, dated as of February 24, 2010

99.1	Press Release, dated February 26, 2010